UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 28, 2005

                               NIKU CORPORATION
            (Exact name of registrant as specified in its charter)


     Delaware                        000-28797                  77-0473454
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


   305 Main Street, Redwood City, California                        94063
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (650) 298-4600


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         This Form 8-K/A corrects a typographical error appearing in the text of the initial Form 8-K filed on February 1, 2005, as follows:

         On January 28, 2005, Niku Corporation (the "Company") entered into a Separation, Release and Non-Competition Agreement (the "Agreement") with Mark Moore, Executive Vice President, Products and Services of the Company. Under this Agreement, Mr. Moore agreed to certain non-interference, non-solicitation and non-competition covenants following his departure and to a waiver and release in favor of the Company. In consideration of these agreements, the Company has agreed to pay Mr. Moore (i) $30,000 and (ii) such additional amounts as Mr. Moore would otherwise be eligible for under the Company's Performance Compensation Program were he an employee on the date payments otherwise were to be made under the program. In addition, the Company agreed to accelerate the vesting of 44,204 unvested options currently held by Mr. Moore and to extend the period under which Mr. Moore may exercise those options until May 31, 2005.

         The description of the Agreement set forth above is qualified in its entirety by reference to the actual terms of the Agreement attached as Exhibit
99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     99.1 Form of Separation, Release and Non-Competition Agreement between the Company and Mark Moore, dated January 28, 2005.*



* Incorporated by reference to the exhibit of the same number filed with the Form 8-K filed on February 1, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              NIKU CORPORATION



                                              By:  /s/ Michael Shahbazian
                                                  ---------------------------
                                              Name:    Michael Shahbazian
                                              Title:   Chief Financial Officer

Date:  February 11, 2005